                                                                      EXHIBIT 21


Exhibit 21.                       Parents and Subsidiaries
- ----------------------------------------------------------

    There is furnished a list of subsidiaries of Dresser Industries, Inc.
        as of October 31, 1993.

    See Note (a).



                                                             % of Voting
                                           State or Other     Securities
                                           Sovereign Power     owned by
                                          Under the Laws of   Immediate
                Name                       Which Organized      Parent
- --------------------------------------    -----------------  -----------

AVA International Corp.                      Texas              100%
  AVA Italiana S.r.L.                        Italy              100%
  AVA Norway A/S                             Norway             100%
  AVA S.A.R.L.                               France             100%
BCD Acquisition Corporation                  Delaware           100%
Bredero Price Holding B.V.                   Netherlands        100%
  Bredero Price Coatings Pty. Ltd.           Australia          100%
  Bredero Price GmbH                         Germany            100%
  Bredero Price International B.V.           Netherlands        100%
  Bredero Price International, Inc.          Texas              100%
  Bredero Price Middle East Limited          Cyprus             100%
  Bredero Price (Nigeria) Limited            Nigeria             60%
  Bredero Price Services Limited             England            100%
  Bredero Price (Thailand) Limited           Thailand           100%
  Bredero Price (West Africa) Limited        Cyprus              60%
  Bredero Norway B.V.                        Netherlands        100%
    Bredero Price Europipe A/S               Norway             100%
  Chalfont Limited                           Cyprus             100% (1)
  Imavag Limited                             Cyprus             100%
  Kapeq Trading Limited                      Cyprus             100% (2)
  P.T. Bredero Price Indonesia               Indonesia           75%
  SIF-Isopipe S.A.                           France             100%
  SIF Overseas Trading Limited               Cyprus             100% (1)
  Uniglobe Engineering Limited               Cyprus             100%
  Vosnoc Limited                             Cyprus             100% (1)
Dresser AG                                   Liechtenstein      100%
  Dresser Anstalt                            Liechtenstein      100%
    Dresser Australia Pty. Ltd.              Australia          100%
    Dresser Singapore Pte. Ltd.              Singapore          100%
      Colville Trading Pte. Ltd.             Singapore          100% (3)
  Magcobar Manufacturing Nigeria Limited     Nigeria             60%
  P.T. Dresser Magcobar Indonesia            Indonesia           60%
Dresser Canada, Inc.                         Canada             100%
  M-I Drilling Fluids Canada, Inc.           Canada              64%
Dresser Congo S.A.R.L.                       Congo              100%
Dresser Foreign Sales Corporation Limited    Guam               100%
Dresser Holding, Inc.                        Delaware           100%

EXHIBIT 21 - OCTOBER 31, 1993
Page 2

                                                                    % of Voting
                                              State or Other         Securities
                                              Sovereign Power         owned by
                                             Under the Laws of       Immediate
                Name                          Which Organized          Parent
- -----------------------------------------    -----------------      -----------

Dresser (Holdings) Limited                   England                    100% (4)
  AVA (U.K.) Limited                         England                    100%
  Dresser Holmes Limited                     England                    100%
    Lodge Sturtevant Limited                 England                    100%
  Dresser U.K. Limited                       England                    100%
  Dresser U.K. Pensions Limited              England                    100%
  Mono Group Limited                         Scotland                   100%
    Mono Pumps Limited                       England                    100%
      Mono Pumps (Australia) Pty. Limited    Australia                  100%
      Mono Pumps (New Zealand) Limited       New Zealand                100%
  M. W. Kellogg (Eastern Hemisphere)
   Limited                                   England                    100%
  M. W. Kellogg Limited                      England                     55%
    KESA Limited                             England                    100%
    K.R.S.A. Limited                         England                    100%
    Kellogg Construction Limited             England                    100%
    Kellogg Offshore Limited                 England                    100%
    Kellogg Plant Services Limited           England                    100%
    M. W. Kellogg International Limited      England                    100%
    M. W. Kellogg (Pensions) Limited         England                    100%
    MWKL Field Services Limited              Cayman Islands             100%
Dresser Industria e Comercio Ltda.           Brazil                     100%
  Wayne Compressores Ltda.                   Brazil                     100%
Dresser International, Ltd.                  Delaware                   100%
Dresser Investments N.V.                     Netherlands Antilles       100%
Dresser Korea, Inc.                          Korea                      100%
Dresser Minerals International, Inc.         Texas                      100%
Dresser-Nagano, Inc.                         Delaware                  71.4%
Dresser Norge A/S                            Norway                     100%
Dresser Oilfield Gabon S.a.r.L.              Gabon                       95% (5)
Dresser-Rand Company (Partnership)           New York                    51%
  Dresser-Rand Canada, Inc.                  Canada                     100%
  Dresser-Rand Compression Services, S.A.    Switzerland                100%
  Dresser-Rand Holding Company               Delaware                   100%
    Dresser-Rand B.V.                        Netherlands                100%
    Dresser-Rand GmbH                        Germany                    100%
    Dresser-Rand Japan Ltd.                  Japan                      100%
    Dresser-Rand Overseas Sales Company      Delaware                   100%
      Dresser-Rand (U.K.) Ltd.               England                    100%
    Dresser-Rand Sales Company, S.A.         Switzerland                100%
      Dresser-Rand Services, S.a.r.L.        Switzerland                100%
    Dresser-Rand de Venezuela S.A.           Venezuela                  100%
    Turbodyne Electric Power Corporation     Delaware                   100%
  Dresser-Rand International B.V.            Netherlands                100%
  Dresser-Rand Italia S.r.L.                 Italy                      100%
  Dresser-Rand Machinery Repair Belgie N.V.  Belgium                    100%
  Dresser Rand de Mexico, S.A. de C.V.       Mexico                     100%

EXHIBIT 21 - OCTOBER 31, 1993
Page 3

                                                                    % of Voting
                                              State or Other         Securities
                                              Sovereign Power         owned by
                                             Under the Laws of       Immediate
                Name                          Which Organized          Parent
- -----------------------------------------    -----------------      -----------

  Dresser-Rand Power, Inc.                      Delaware               100%
    Dresser-Rand Comercio e Industria
      Ltda.                                     Brazil                 100%
    Dresser-Rand A/S                            Norway                 100%
    Dresser-Rand (SEA) Pte. Ltd.                Singapore              100%
  Dresser-Rand S.A.                             France                 100%
  Dresser-Rand Services B.V.                    Netherlands            100%
Dresser Services, Inc.                          Delaware               100%
Dresser de Venezuela, C.A.                      Venezuela              100%
M-I Drilling Fluids Company (Partnership)       Texas                   64%
  Baritina de Bolivia Ltda.                     Bolivia                 98% (6)
  Dresser AG Zug                                Switzerland            100%
  Dresser do Brasil, Ltda.                      Brazil                  93% (7)
  Far East Engineering Technology Limited       Thailand               100%
  M-I Australia Pty. Ltd.                       Australia              100% (8)
  M-I Bur                                       Cayman Islands         100%
  M-I Drilling Fluids Company GmbH              Austria                100%
  M-I Drilling Fluids Foreign Sales
    Corporation, Ltd.                           Guam                   100%
  M-I Drilling Fluids International, B.V.       Netherlands            100%
    Mykobar Mining Company. S.A.                Greece                 100%
  M-I Drilling Fluids International, Inc.       Texas                  100%
  M-I Drilling Fluids (Singapore) Pte. Ltd.     Singapore              100%
  M-I Drilling Fluids de Venezuela C.A.         Venezuela             99.3% (9)
  M-I Gabon S.A.                                Gabon                   90%
  M-I Great Britain Limited                     England                100%
  M-I Italiana S.p.A.                           Italy                  100%
  M-I Kazakstan Ltd.                            C.I.S.                 100%
  M-I Norge A/S                                 Norway                 100%
  M-I Overseas Limited                          Cayman Islands         100%
  Magcobar (Ireland) Limited                    Ireland                100%
    Foynes Manufacturing Limited                Ireland                100%
  Management & Engineering Resources Company    Bermuda                100% (10)
  Radio Magcobar, Inc.                          Texas                  100%
  Swaco Geolograph Limited                      England                100%
  Swaco Geolograph Norge A/S                    Norway                 100%
M. W. Kellogg Company, The                      Delaware               100%
  Kellogg Capital Corporation                   Delaware               100%
  Kellogg Pan American Corporation C.A.         Venezuela              100%
  M. W. Kellogg Holdings, Inc.                  Delaware               100%
    Aromatics Plant Services Limited            Delaware               100%
    Intercontinental Services Limited           Virgin Islands         100%
    KCI Constructors, Inc.                      Delaware               100%
    KRW Energy Systems Inc.                     Delaware                80%
    Kellogg China Consultants Inc.              Delaware               100%
    Kellogg China Inc.                          Delaware               100%
    Kellogg Development Corporation             Delaware               100%

EXHIBIT 21 - OCTOBER 31, 1993
Page 4

                                                                    % of Voting
                                                 State or Other      Securities
                                                 Sovereign Power      owned by
                                                Under the Laws of    Immediate
                  Name                           Which Organized       Parent
- ---------------------------------------------   -----------------   -----------

    Kellogg Far East, Inc.                      Delaware               100%
    Kellogg ISL Limited                         Cayman Islands         100%
    Kellogg India Limited                       Delaware               100%
    Kellogg Indonesia, Inc.                     Delaware               100%
    Kellogg International Corporation           Delaware               100%
    Kellogg International Services Corporation  Delaware               100%
    Kellogg International Services Limited      Cayman Islands         100%
    Kellogg Iran, Inc.                          Delaware               100%
    Kellogg Iraq Limited                        Delaware               100%
    Kellogg Italy, Inc.                         Delaware               100%
    Kellogg Korea, Inc.                         Delaware               100%
    Kellogg Malaysia, Inc.                      Delaware               100%
    Kellogg (Malaysia) Sdn. Bhd.                Malaysia               100%
    Kellogg Mexico, Inc.                        Delaware               100%
    Kellogg Middle East Limited                 Delaware               100%
    Kellogg Middle East Services Inc.           Delaware               100%
    Kellogg Nigeria Inc.                        Delaware               100%
    Kellogg Overseas Construction Corporation   Delaware               100%
    Kellogg Overseas Corporation                Delaware               100%
    Kellogg Overseas Services Corporation       Panama                 100%
    Kellogg Pan American Corporation            Delaware               100%
    Kellogg Plant Services Inc.                 Delaware               100%
    Kellogg Rust Services Inc.                  Delaware               100%
    Kellogg Rust Synfuels, Inc.                 Delaware               100%
    Kellogg Saudi Arabia Limited                Delaware               100%
    Kellogg Services, Inc.                      Delaware               100%
    Kuwait Kellogg Ltd.                         Delaware               100%
    M. W. Kellogg Company Limited               Canada                 100%
    M. W. Kellogg Constructors Inc.             Delaware               100%
    Pullman Incorporated Capital Corporation    Delaware               100%
    Pullman Kellogg Algeria Inc.                Delaware               100%
    Pullman Kellogg Plant Services Algeria,
     Inc.                                       Delaware               100%
    Societe Kellogg                             Delaware               100%
Malaysian Barite Sdn. Bhd.                      Malaysia               100%
Masoneilan International, Inc.                  Delaware               100%
  Dresser B.V.                                  Netherlands            100% (11)
    Dresser Europe S.A.                         Belgium                100%
    Dresser Industrial Products B.V.            Netherlands            100%
       AVA Netherlands B.V.                     Netherlands            100%
    Dresser Japan Ltd.                          Japan                  100%
    Dresser Netherlands B.V.                    Netherlands            100%
      Dresser Wayne AB                          Sweden                 100%
    Dresser Produits Industriels                France                 100%
      Kellogg France, S.A.                      France                 100%
    Masoneilan S.p.A.                           Italy                  100%
  Masoneilan HP + HP GmbH                       Germany                100%
  Masoneilan Internacional, S.A. de C.V.        Mexico                 100%

EXHIBIT 21 - OCTOBER 31, 1993
Page 5

                                                                    % of Voting
                                                State or Other      Securities
                                                Sovereign Power      owned by
                                               Under the Laws of     Immediate
                Name                            Which Organized       Parent
- ------------------------------------------     -----------------    -----------

  Masoneilan S.A.                              Spain                    75% (12)
  Masoneilan (S.E.A.) Pte. Ltd.                Singapore               100%
P.T. Security Mulia Indonesia                  Indonesia                70%
Property and Casualty Insurance, Limited       Bermuda                 100%
Property and Casualty Insurance Ltd. - U.S.    Vermont                 100%
T K Valve & Manufacturing, Inc.                Texas                   100%
  T K Valve Holding Limited                    England                 100%
    T K Valve Limited                          England                 100%
      T K Valve (Abu Dhabi) Limited            Scotland                100%
      T K Valve (Europe) Limited               Scotland                100%
      T K Valve (Borneo) Limited               Scotland                100%
      Tecman Services Limited                  Cyprus                   51% (13)
    T K Valve (Singapore) Pte. Ltd.            Singapore               100%
  T K Valve, Inc.                              Texas                   100%
  T K Valve (Canada) Ltd.                      Canada                  100%
Triconos Mineros S.A.                          Chile                   100%
Turbo Productos Dresser S.A. de C.V.           Mexico                  100%
Worthington Corporation                        Delaware                100%
Worthington do Brasil, Inc.                    Delaware                100%
Worthington Pump Inc.                          Delaware                100%
  Worthington Colombiana, S.A.                 Colombia                 93% (14)
  Worthington GmbH                             Austria                 100%

(a) The names of certain subsidiaries of Registrant have been omitted since the unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

(1) Shares held in trust by Abacus (Nominees) Limited (99.9%) and Abacus (Cyprus) Limited (.1%).

(2) Shares held in trust by Abacus (Cyprus) Limited (50%) and Abacus (Nominees) Limited (50%).

(3) Shares held in trust by Asiaciti Management Pte. Ltd. for the benefit of Dresser Singapore Pte. Ltd.

(4) Represented by common voting shares. 100% of issued preferred voting shares are owned by Dresser Canada, Inc.

(5) Remaining 5% owned by Dresser Minerals International, Inc.

(6) Remaining 2% owned by M-I Overseas Limited.

(7) Remaining 7% owned by M-I Overseas Limited.

EXHIBIT 21 - OCTOBER 31, 1993
Page 6


( 8) Represented by common voting shares. M-I Drilling Fluids Company owns all but one of these issued ordinary shares which is owned by M-I Drilling Fluids International B.V. 100% of the issued Class A preferred shares (non-voting) owned by M-I Drilling Fluids Company. M-I Drilling Fluids Canada, Inc. owns 100% of the issued Class B preferred shares (non-voting with 1 exception).

( 9) Remaining .7% owned by M-I Overseas Limited.

(10) Interest actually held by Reid Finance Limited and eight nominees for the benefit of M-I Drilling Fluids Company.

(11) 100% of issued voting preference shares held by Dresser Anstalt.

(12) Remaining 25% owned by Dresser Produits Industriels.

(13) Remaining 49% held by T K Valve Limited's agent, Pipeline Equipment Benelux B.V.

(14) Remaining 7% owned by Dresser Minerals International, Inc. (1.8%); Dresser International, Ltd. (1.8%); Dresser Industries, Inc. (1.7%); Worthington Corporation (1%); and Dresser Holding, Inc.(.7%).